SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  March 11, 2003
                                                         --------------


                         NORTHERN TRUST CORPORATION
                         --------------------------
           (Exact Name of Registrant as Specified in Its Charter)


             Delaware               0-5965            36-2723087
             --------               ------            ----------
         (State or Other       (Commission File    (I.R.S. Employer
           Jurisdiction             Number)      Identification No.)
        of Incorporation)

      50 South LaSalle Street, Chicago, Illinois        60675
      ------------------------------------------        -----
       (Address of Principal Executive Offices)      (Zip Code)

        Registrant's Telephone Number,
             Including Area Code:                  (312) 630-6000
                                                   --------------







   ITEM 5.   OTHER EVENTS.

        In a press release dated March 11, 2003, Northern Trust
   Corporation announced certain management changes. The press release is included as Exhibit 99 hereto and is incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits

   Exhibit
   Number    Description of Exhibit
   -------   ----------------------

   99        Northern Trust Corporation Press Release dated March 11,
             2003.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NORTHERN TRUST CORPORATION
                                 --------------------------
                                        (Registrant)


   Date:  March 11, 2003         By:     /s/ William A. Osborn
                                         --------------------------------
                                 Name:   William A. Osborn
                                 Title:  Chairman, Chief Executive
                                         Officer and President







                                EXHIBIT INDEX


   Exhibit
   Number    Description of Exhibit                    Page Number Herein
   -------   ----------------------                    ------------------

   99        Northern Trust Corporation Press Release     Pages 5-6
             dated March 11, 2003.